As filed with the Securities and Exchange Commission on September 4, 1997


         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/ /  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

    MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
--------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
-----------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------
(5)  Total fee paid:
-----------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
-----------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
     was paid  previously.   Identify  the  previous filing  by  registration
     statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
----------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------------------
(3)  Filing Party:
-----------------------------------------------------------------------------
(4)  Date Filed:
-----------------------------------------------------------------------------







                                                              September, 1997



Dear Merrill Lynch High Income Municipal Bond Fund, Inc. Shareholder:

Recently you received proxy material for the Special Meeting of Merrill Lynch
High  Income   Municipal  Bond  Fund   scheduled  for  September   18,  1997.
Unfortunately, we sent an incorrect proxy card.

Regardless of whether you have received and mailed back the initial proxy card for the Fund, please complete and return the enclosed proxy card. By law, only the votes collected from this second mailing will be valid. We are asking that all of you take a minute to fill out the enclosed card so that your vote can be counted at the Special Meeting on September 18, 1997.

Please be aware that this is a mistake on the part of our service provider and all costs associated with this second mailing will be covered by them - not by the Fund.

We apologize for the inconvenience and encourage you, again to return the enclosed proxy card.













                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                        NEW YORK, NEW YORK  10048-0557
                          TELEPHONE: (212) 839-5300
                          FACSIMILE: (212) 839-5599


                                   September 4, 1997

VIA ELECTRONIC FILING

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attn:  Division of Investment Management

          Re: Merrill Lynch High Income Municipal Bond Fund, Inc. Definitive Additional Proxy Material
          ---------------------------------------------------

Ladies and Gentlemen:

     On behalf of Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, transmitted herewith is definitive additional proxy material to be used in connection with the Fund's 1997 Special Meeting of Stockholders to be held on September 18, 1997. It is anticipated that the enclosed definitive additional proxy material will be released to securityholders on or about September 5, 1997.

     Please direct any communications relating to this filing to the undersigned at (212) 839-5394.

                                   Very truly yours,

                                   /s/ Robert J. Borzone, Jr.

Enclosure